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CENTEX HOME EQUITY LOAN TRUST 2004-B UPB > 500,000

01/29/04 ACTUAL BALANCES

Total Outstanding Principal Balance:	17,037,154
Number Of Loans:	29

			Minimum	Maximum
Average Outstanding Principal Balance:	$587,488.08		$508,500.00	$802,500.00

Weighted Average Coupon Rate:	6.494%		5.250	8.100%

Arm Characteristics:
Weighted Average Gross Margin:	6.816%		5.500	8.500%
Weighted Average Initial Rate Cap:	2.196%		2.000	3.000%
Weighted Average Semi-Annual Rate Cap:	1.000%		1.000	1.000%
Weighted Average Minimum Rate:	6.516%		5.250	8.100%
Weighted Average Maximum Rate:	13.516%		12.250	15.100%
Weighted Average Coupon Rate Adjustment:	26	months	22	36	months

Weighted Average Combined Original Ltv:	81.07%		63.96	90.49%
Weighted Average Second Mortgage Ratio:	0.00%		0.00	0.00%

Weighted Average Credit Score:	626		496	723

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	359	months	358	360	months
Weighted Average Seasoning:	1	months	0	2	months

Top State Concentrations ($):	54.02 % California, 16.85 % New Jersey, 6.97 % Massachusetts
Maximum Zip Code Concentration ($):	4.71% 28031 (Cornelius, NC)

First Pay Date:			Dec 01, 2003	Mar 01, 2004
Mature Date:			Nov 01, 2033	Feb 01, 2034
Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
496 - 500	1	633,500.00	3.72
551 - 575	3	1,868,591.99	10.97
576 - 600	5	3,112,299.23	18.27
601 - 625	5	2,898,887.12	17.02
626 - 650	5	2,770,251.67	16.26
651 - 675	5	2,926,719.51	17.18
676 - 700	3	1,798,109.26	10.55
701 - 723	2	1,028,795.58	6.04
Total	29	17,037,154.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Combined Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
63.96 - 65.00	1	508,500.00	2.98
65.01 - 70.00	2	1,182,941.91	6.94
70.01 - 75.00	1	802,500.00	4.71
75.01 - 80.00	8	4,625,247.84	27.15
80.01 - 85.00	10	5,965,094.49	35.01
85.01 - 90.00	5	2,866,783.12	16.83
90.01 - 90.49	2	1,086,087.00	6.37
Total	29	17,037,154.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Coupon Rate:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.250 - 5.500	6	3,261,188.77	19.14
5.501 - 6.000	7	4,085,986.17	23.98
6.001 - 6.500	4	2,184,585.18	12.82
6.501 - 7.000	4	2,507,002.92	14.71
7.001 - 7.500	4	2,693,827.58	15.81
7.501 - 8.000	2	1,169,683.59	6.87
8.001 - 8.100	2	1,134,880.15	6.66
Total	29	17,037,154.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	15	8,717,352.64	51.17
Purchase	7	4,365,842.86	25.63
Rate/Term Refinance	7	3,953,958.86	23.21
Total	29	17,037,154.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Documentation Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	26	15,261,585.21	89.58
Limited Documentation	2	1,231,139.00	7.23
Stated Documentation	1	544,430.15	3.20
Total	29	17,037,154.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy Status:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	29	17,037,154.36	100.00
Total	29	17,037,154.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepayment Penalty:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	16	9,097,134.22	53.40
No Prepayment Penalty	13	7,940,020.14	46.60
Total	29	17,037,154.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	16	9,203,217.13	54.02
Connecticut	1	528,000.00	3.10
Maryland	1	579,487.50	3.40
Massachusetts	2	1,187,979.98	6.97
New Hampshire	1	526,995.41	3.09
New Jersey	5	2,870,974.34	16.85
North Carolina	1	802,500.00	4.71
Pennsylvania	1	750,000.00	4.40
Virginia	1	588,000.00	3.45
Total	29	17,037,154.36	100.00